SECOND AMENDMENT TO
                             AMENDED AND RESTATED
                           AGREEMENT OF PARTNERSHIP
                       GEODYNE ENERGY INCOME PRODUCTION
                                PARTNERSHIP I-E



      This Second Amendment to Amended and Restated Agreement of Partnership of Geodyne Energy Income Production Partnership I-E (the "Partnership") is entered into by and between Geodyne Resources, Inc. ("Resources"), a Delaware corporation, as successor Managing Partner, and Geodyne Energy Income Limited Partnership I-E ("Geodyne I-E"), as General Partner.

      WHEREAS, on March 5, 1986, Geodyne Production Company ("Production"), as Managing Partner, and Geodyne I-E, as General Partner, executed and entered into that certain Agreement of Partnership of PaineWebber/Geodyne Energy Income Production Partnership I-E (the "Preformation Agreement"); and

      WHEREAS, on September 10, 1986, Production and Geodyne I-E executed and entered into that certain Amended and Restated Agreement of Partnership (the "Agreement"); and

      WHEREAS, on February 26, 1993, but effective March 1, 1993, Production and Geodyne I-E executed and entered into that certain First Amendment to Amended and Restated Agreement of Partnership (the "Agreement"), whereby it changed (i) the name of the Partnership from "PaineWebber/Geodyne Energy Income Production Partnership I-E" to "Geodyne Energy Income Production Partnership I-E", (ii) the address of the Partnership's principal place of business, and (iii) the address for the Partnership's agent for service of process; and

      WHEREAS, Section 10.1 of the Agreement provides that the managing partner of the partnership (the "Managing Partner") may, without prior notice or consent of any other Partner (as defined in the Agreement), amend any provision of this Agreement if, in its opinion, such amendment does not have a material adverse effect upon the Limited Partnership (as defined in the Agreement); and

      WHEREAS,   Production  merged  with  and  into  Geodyne  Resources,   Inc.
("Resources"), its parent corporation, effective June 30, 1996; and

      WHEREAS, Section 6.1 of the Agreement provides that the Managing Partner may assign its Managing Partner Interest to a Person which shall become a successor Managing Partner, if such assignment is in connection with a merger; and




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      WHEREAS,  as a result of the merger of Production with and into Resources, ownership of the Managing Partner Interest in the Partnership is assigned to Resources by operation of law; and

      WHEREAS, as a result of the merger of Production with and into Resources, Resources has now succeeded to the position of Managing Partner of the Partnership; and

      WHEREAS, Resources, as Managing Partner, desires to amend the Agreement in order to reflect Resources as the new Managing Partner.

      NOW,  THEREFORE,  in  consideration  of  the  covenants,   conditions  and
agreements herein contained, the parties hereto hereby agree as follows:

      All references in the Agreement to Geodyne Production Company as Managing Partner are hereby amended to reflect, instead, Geodyne Resources, Inc. as Managing Partner.

       IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the 1st day of July, 1996.

                                     Geodyne Production Company
                                     by Geodyne Resources, Inc.
                                     as successor by merger


                                     By:  // Dennis R. Neill //
                                          ---------------------
                                          Dennis R. Neill
                                          President

                                     Geodyne Resources, Inc.
                                     as Managing Partner


                                     By:  // Dennis R. Neill //
                                          ---------------------
                                          Dennis R. Neill
                                          President

                                     Geodyne Energy Income Limited
                                     Partnership I-E
                                     as General Partner

                                     By   Geodyne Resources, Inc.
                                          General Partner

                                     By:  // Dennis R. Neill //
                                          ---------------------
                                          Dennis R. Neill
                                          President


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